FORM 8-K
                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                              October 28, 1997
                                       (Date of earliest event reported)


                         RYMER FOODS INC.

      (Exact name of registrant as specified in its charter)


               Delaware                                 36-1343930

  (State of Incorporation or Organization)           (I.R.S. EIN number)


       4600 S. Packers Avenue, Suite 400,  Chicago, Illinois 60609

        (Address of principal executive offices)         (Zip Code)


                              (773) 927-7777

          (Registrant's telephone no., including area code)


                          NOT APPLICABLE

        (Former name or former address, if changed since last report)
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Item 4.     Changes in Registrant's Certifying Accountants


     On October 21, 1997, Coopers & Lybrand L.L.P. resigned as the Company's certifying accountants.

     Grant Thornton L.L.P. has been engaged as certifying accountants as of October 28, 1997.


                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   RYMER FOODS INC.

Date:  October 28, 1997                      By:

                                       Edward M. Hebert
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer